Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the annual report of IEC Electronics Corp., (the "Company") on Form 10-K for the fiscal year ended September 30, 2005 as filed with Securities and Exchange Commission on the day hereof (the "Report"), I, W. Barry Gilbert, Chief Executive Officer of the Company and Brian H. Davis, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1.) The report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2.) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 18, 2005                        /s/W. Barry Gilbert
                                                -------------------
                                                W. Barry Gilbert
                                                Chairman and
                                                Chief Executive Officer


                                                /s/Brian H. Davis
                                                -------------------
                                                Brian H. Davis
                                                Vice President, Chief Financial
                                                Officer and Controller


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